Employee Benefit Plan	12 Months Ended
Dec. 31, 2024
Cara Therapeutics, Inc.
Employee Benefit Plan

18.Employee Benefit Plan

The Company’s defined contribution retirement plan complies with Section 401(k) of the Internal Revenue Code. All employees over the age of 21 are eligible to participate in the plan on the first day of the month after completing three consecutive months of service. Employees are able to defer a portion of their pay into the plan on the first day of the month on or after the day all age and service requirements have been met. All eligible employees receive an employer contribution equal to 3% of their salary up to the annual IRS limit. During the years ended December 31, 2024, 2023 and 2022, employer contributions to the plan were $339, $643, and $505, respectively.